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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 25, 2015

Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE TRUST 2011-1

(Issuing Entity of the Mortgage Pass-Through Certificates, Series 2011-1)

RWT Holdings, Inc.

(Sponsor)

RWT Holdings, Inc.

(Exact Name of Sponsor as Specified in Its Charter)

SEQUOIA RESIDENTIAL FUNDING, INC.

(as Depositor with respect to the issuance of Sequoia Mortgage Trust 2011-1, Mortgage Pass-Through Certificates)

SEQUOIA RESIDENTIAL FUNDING, INC.

(Exact Name of Registrant/Depositor as Specified in Its Charter)

Delaware	333-159791-03	35-2170972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place, Suite 330

Mill Valley, CA 94941

(Address of Principal Executive Offices)

(415) 389-7373

(Registrant’s Telephone Number,

Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

Registrant previously reported that Redwood Trust, Inc. (“Redwood”), an affiliate of the Depositor, had informed the Securities Administrator, Paying Agent and Authenticating Agent, Citibank, N.A. (the “Securities Administrator”), by written notice dated October 23, 2015 (the “Clean-up Call Exercise Notice”), of the intent of Redwood, or a Redwood affiliated entity, to exercise the Clean-up Call (the “Clean-up Call”) of the Class LT-R Certificateholder pursuant to Section 7.01(d) of the Amended and Restated Pooling and Servicing Agreement dated as of January 1, 2014 (the “A&R Pooling and Servicing Agreement”) by and among the Depositor, the Securities Administrator, the Trustee and the Master Servicer. Pursuant to the A&R Pooling and Servicing Agreement, Redwood, or an affiliated entity, as Holder of the Class LT-R Certificate, may exercise the Clean-up Call, terminate the Trust Fund and purchase all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price, on any date on which the Aggregate Stated Principal Balance of the Trust Fund is less than twenty percent (20%) of the Aggregate Stated Principal Balance as of the Cut-off Date. The Aggregate Stated Principal Balance of the Trust Fund is currently less than twenty percent (20%) of the Aggregate Stated Principal Balance as of the Cut-off Date. In the Clean-up Call Exercise Notice, previously filed with the Securities and Exchange Commission as an exhibit to the Form 8-K dated October 27, 2015, Redwood expressed the intent for the exercise of the Clean-up Call to occur on or around the November 2015 Distribution Date and Redwood agreed to work with the parties to the transaction to comply with Article VII of the A&R Pooling and Servicing Agreement and effect a “qualified liquidation”.

On November 25, 2015 and pursuant to Section 7.03 of the A&R Pooling and Servicing Agreement, the Securities Administrator sent a written direction to the Trustee (the “Written Direction”) directing the Trustee to adopt a plan of liquidation. The Trustee did so adopt the Plan of Liquidation dated November 25, 2015 (the “Plan of Liquidation”). The Plan of Liquidation specifies, among other things, November 25, 2015 as the first day of the 90-day liquidation period. Also, the Plan of Liquidation states that on or within 89 days after November 25, 2015, the Trustee will sell the mortgage loans and other assets remaining in any REMIC to a designee of Redwood for cash at the Clean-up Call Price and will distribute the cash proceeds of such purchase to the holders of the Certificates in accordance with the A&R Pooling and Servicing Agreement, thereby effecting the termination of the Trust Fund.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the A&R Pooling and Servicing Agreement. A copy of each of the Written Direction of the Securities Administrator to the Trustee and the Plan of Liquidation are attached to this Form 8-K, respectively, as Exhibit 99.1 and Exhibit 99.2.

Item 9.01(d).	Financial Statements and Exhibits.

99.1	Written Direction of Securities Administrator to Trustee to Adopt Plan of Liquidation, dated November 25, 2015.
99.2	Plan of Liquidation, dated November 25, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 1, 2015

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ Matthew J. Tomiak
Matthew J. Tomiak
Vice President

EXHIBIT INDEX

Exhibit Number

99.1	Written Direction of Securities Administrator to Trustee to Adopt Plan of Liquidation, dated November 25, 2015.
99.2	Plan of Liquidation, dated November 25, 2015.